EXHIBIT 99.1

                          CNB FLORIDA BANCSHARES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                    PROMPTLY USING THE ENCLOSED ENVELOPE TO:

                          CNB FLORIDA BANCSHARES, INC.
                              C/O ________________
                               __________________
                                ================


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                              FOLD AND DETACH HERE


                          CNB FLORIDA BANCSHARES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                                TO BE HELD , 2004

The undersigned hereby appoints K. C. TROWELL and G. THOMAS FRANKLAND, and each or either of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote all shares of the COMMON STOCK of the undersigned in CNB Florida Bancshares, Inc. at the Special Meeting of Stockholders to be held [ ], 2004, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares, and the undersigned instructs said proxies to vote at the Special Meeting in accordance with the instructions below.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH ITEM.

1. MERGER AGREEMENT: To approve and adopt the Agreement and Plan of Merger, dated as of January 20, 2004, between The South Financial Group, Inc. and CNB Florida Bancshares, Inc. and the merger contemplated thereby. The merger agreement is described in, and attached as Appendix A to, the accompanying Proxy Statement/Prospectus.


                  |_|   FOR         |_|   AGAINST    |_|   ABSTAIN

                   (Continued and to be signed on the reverse)



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                          CNB FLORIDA BANCSHARES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                    PROMPTLY USING THE ENCLOSED ENVELOPE TO:

                          CNB FLORIDA BANCSHARES, INC.
                              C/O ________________
                               __________________
                                ================



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                              FOLD AND DETACH HERE


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Receipt of the notice of special meeting and accompanying proxy statement is hereby acknowledged. This proxy will be voted as specified herein. IN THE ABSENCE OF SUCH SPECIFICATION, THE PROXY WILL BE VOTED "FOR" ITEM 1. Please date, sign exactly as printed below and return promptly in the enclosed postage-paid envelope.
                                    Dated:_______________________
                                    __________________, 2004.
                                    ---------------------------------------

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                                    (When   signing   as   attorney,   executor,
                                    administrator, trustee, guardian, etc., give title as such. If a joint account, each joint owner should sign personally.)


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